                                                                 EXHIBIT (R)(1)

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints SEAN T. LEONARD and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE serves as Depositor and NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA. serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional insurance policies and annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

       REGISTRANT NAME                  FILE NO.
       -------------------------------  -----------------------------
       Variable Account I               333-102139 / 811-05301
                                        333-117376 / 811-05301
                                        333-108725 / 811-05301
                                        333-105763 / 811-05301
                                        333-36260  / 811-05301
       Variable Account II              333-34199  / 811-04867


JAMES BRACKEN
--------------------------
JAMES BRACKEN                           Director               April 28, 2011

JOHN Q. DOYLE
--------------------------
JOHN Q. DOYLE                   Director, President and        April 28, 2011
                                Chief Executive Officer

DAVID N. FIELDS
--------------------------
DAVID N. FIELDS                         Director               April 28, 2011

PETER D. HANCOCK
--------------------------
PETER D. HANCOCK                 Director and Chairman         April 28, 2011

DAVID L. HERZOG
--------------------------
DAVID L. HERZOG                         Director               April 28, 2011

MONIKA M. MACHON
--------------------------
MONIKA M. MACHON                        Director               April 28, 2011

KRISTIAN P. MOOR
--------------------------
KRISTIAN P. MOOR                        Director               April 28, 2011

RALPH W. MUCERINO
--------------------------
RALPH W. MUCERINO                       Director               April 28, 2011

SID SANKARAN
--------------------------
SID SANKARAN                            Director               April 28, 2011

ROBERT S. SCHIMEK
--------------------------
ROBERT S. SCHIMEK                       Director               April 28, 2011

NICHOLAS C. WALSH
--------------------------
NICHOLAS C. WALSH                       Director               April 28, 2011

CHARLES E. WILLIAMSON
--------------------------
CHARLES E. WILLIAMSON                   Director               April 28, 2011

MARK T. WILLIS
--------------------------
MARK T. WILLIS                          Director               April 28, 2011